UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 26, 2015

American Superconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-19672	04-2959321
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

64 Jackson Road Devens, Massachusetts	01434
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 842-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendments to Supply Contracts with Inox Wind Limited Dated June 2, 2014 and August 15, 2014

As previously disclosed on Current Reports on Form 8-K filed with Securities and Exchange Commission (the “SEC”) on June 5, 2014 and August 21, 2014, American Superconductor Corporation (the “Company”) entered into Supply Contracts dated June 2, 2014 (the “June 2014 Supply Contract”) and August 15, 2014 (the “August 2014 Supply Contract”), respectively, with Inox Wind Limited (“Inox”) for Inox’s purchase of electrical control systems from the Company.

On August 26, 2015, the Company entered into amendments to the June 2014 Supply Contract and the August 2014 Supply Contract, pursuant to which Inox has agreed to purchase additional electrical control systems from the Company having an aggregate value of approximately $30 million and $11 million, respectively. The Company expects that, under the June 2014 Supply Contract, as amended, and the August 2014 Supply Contract, as amended, (i) shipments will begin in the second quarter of fiscal 2015, (ii) a vast majority of shipments will be completed by the end of fiscal 2015, and (iii) shipments will be completed in the first quarter of fiscal 2016.

Forward-Looking Statements

Statements in this report that are not strictly historical in nature constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the Company’s expectations as to when shipments will begin, a vast majority of shipments will be completed and shipments will be completed under the June 2014 Supply Contract, as amended, and the August 2014 Supply Contract, as amended. Such forward-looking statements represent management’s current expectations and are inherently uncertain. Actual results may differ materially from what management currently expects because of many risks and uncertainties, including the risk that the Company will not be able to manufacture products in accordance with current expectations. This and the important factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2015, among others, could cause actual results to differ materially from those indicated by forward-looking statements made herein and presented elsewhere by management from time to time. In addition, any forward-looking statements included in this report represent the Company’s expectations as of the date of this report. While the Company anticipates that subsequent events and developments may cause the Company’s views to change, the Company specifically disclaims any obligation to update these forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SUPERCONDUCTOR CORPORATION

Date: August 31, 2015	By:	/s/ David A. Henry
David A. Henry
Executive Vice President and Chief Financial Officer

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